UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 24, 2018

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment to the Form 8-K filed on May 24, 2018 is being submitted solely for the purpose of correcting a typographical error in the Exhibit 99.1 attached to the original Form 8-K.  As corrected, the Condensed Consolidated Statement of Earnings shows Total Costs and Expenses of $3,046,139 (not $3,406,139), stated in thousands.  No other revisions were made in Exhibit 99.1.
Item 2.02 Results of Operations and Financial Condition.
On May 24, 2018, the Company issued a press release regarding the Company’s financial results for its fiscal quarter ended May 5, 2018. The full text of the Company’s press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c)    Exhibits.

Exhibit No.	Description
99.1	May 24, 2018 Press Release by Ross Stores, Inc.*

*Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2018

ROSS STORES, INC.
Registrant

By: /s/Michael J. Hartshorn
Michael Hartshorn
Executive Vice President, Chief Financial Officer
and Principal Accounting Officer